Exhibit 10.2

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (the “Agreement”), is made as of the 5th day of November, 2019, by SST IV 7307 UNIVERSITY CITY BLVD, LLC, a Delaware limited liability company and SST IV 2307 HYDRAULIC RD, LLC, a Delaware limited liability company (collectively, the “New Guarantor”) in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, as administrative agent for the lenders party to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, STRATEGIC STORAGE OPERATING PARTNERSHIP IV, L.P., a Delaware limited partnership, SST IV 1105 NE INDUSTRIAL BLVD, LLC, a Delaware limited liability company, SST IV 3730 EMMETT F LOWRY EXPY, LLC, a Delaware limited liability company, SST IV 3167 VAN BUREN BLVD, LLC, a Delaware limited liability company, SST IV 8020 LAS VEGAS BLVD S, LLC, a Delaware limited liability company, SST IV 1401 N MERIDIAN AVE, LLC, a Delaware limited liability company, SST IV 2555 W CENTENNIAL PKWY, LLC, a Delaware limited liability company, SST IV 275 GOODLETTE-FRANK RD, LLC, a Delaware limited liability company, SST IV 3101 TEXAS AVE S, LLC, a Delaware limited liability company, SST IV 3750 FM 1488, LLC, a Delaware limited liability company, SST IV 27236 US HWY 290, LLC, a Delaware limited liability company, SST IV 20535 W LAKE HOUSTON PKWY, LLC, a Delaware limited liability company, SST IV 7474 GOSLING RD, LLC, a Delaware limited liability company and SST IV 1610 JIM JOHNSON RD, LLC, a Delaware limited liability company (collectively, the “Borrower”), certain lenders (the “Lenders”), and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of June 27, 2019, as amended by that certain First Amendment to Credit Agreement dated as of August 9, 2019 (as so amended and, hereinafter, as the same may further be amended, restated, renewed, replaced, or modified, the "Credit Agreement").

WHEREAS, the Credit Agreement requires that the owner of any Real Property included in the Pool must join in and assume all obligations of the “Subsidiary Guarantor” under the Loan Documents, and the New Guarantor is the owner of Real Property to be included in the Pool.

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the New Guarantor hereby agrees as follows:

1.  The New Guarantor hereby becomes a party to the Loan Documents as a Subsidiary Guarantor thereunder with the same force and effect as if originally named therein as a Subsidiary Guarantor and, without limiting the generality of the foregoing, hereby irrevocably, absolutely, and unconditionally assumes and agrees to timely and faithfully pay and perform all of the obligations of the Subsidiary Guarantor under the Loan Documents.

2.  The New Guarantor hereby represents and warrants that each of the representations and warranties contained in Article III of the Credit Agreement are also made by it and are true and correct in all material respects on and as the date hereof (after giving effect to this Agreement) as if made on and as of such date.

3.  All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

NEW GUARANTOR:

SST IV 7307 UNIVERSITY CITY BLVD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	Chief Executive Officer

SST IV 2307 HYDRAULIC RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc.,
a Maryland corporation, its Manager

	By:	/s/ H. Michael Schwartz
	Name:	H. Michael Schwartz
	Title:	Chief Executive Officer

[Signature Page to Joinder Agreement (Charlotte, NC and Charlottesville, VA)]

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